UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2016

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On July 28, 2016, the Board of Directors (“Board”) of Valero Energy Corporation (the “Company”) elected H. Paulett Eberhart and Kimberly S. Greene to the Board. On July 28, 2016, the Company issued a press release announcing the elections of Ms. Eberhart and Ms. Greene. A copy of the press release is attached hereto as Exhibit 99.01.

Effective on the date of their election, Ms. Eberhart was appointed to serve on the Company’s Audit Committee and Ms. Greene was appointed to serve on the Company’s Nominating/Governance and Public Policy Committee.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.01 Press release dated July 28, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: August 2, 2016	By:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Secretary and Disclosure and Compliance Officer

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